UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 13, 2024

Proficient Auto Logistics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42035	93-1869180
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

12276 San Jose Blvd., Suite 426

Jacksonville, FL 32223

(Address of principal executive offices)

Registrant’s telephone number, including area code: (904) 506-7918

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PAL	Nasdaq Global Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 14, 2024, Proficient Auto Logistics, Inc. (the “Company”) announced that Randy Beggs has retired as President and Chief Operating Officer of the Company and as a director of the Company effective immediately. Mr. Beggs will continue with the Company through August 31, 2024 to assist in the transition. Mr. Beggs became the Company’s President and Chief Operating Officer and a director upon completion of the Company’s initial public offering in May 2024. Mr. Beggs had been the President and Chief Executive Officer of Proficient Auto Transport, Inc., one of the Company’s predecessors, since April 2018.

Amy Rice will be joining the Company as President and Chief Operating Officer effective immediately. Ms. Rice served in various roles at CSX Corp, a Class I freight railroad and transportation provider, from 2011 – 2019, including as Vice President, Coal and Intermodal Operations from 2018 – 2019, Vice President, Strategic Planning from 2017-2018, Vice President of Operations Planning and Performance in 2017 and Vice President of Finance in 2017. More recently, Ms. Rice served as the chief executive officer of Sy-Klone International, a private manufacturer of fine dust filtration systems, from 2019 to 2023. Ms. Rice has been a board member of Firan Technology Group Corporation since 2022. Ms. Rice has a Masters of Business Administration from the Ross School of Business of the University of Michigan and an undergraduate business degree from Emory University.

On August 14, 2024, the Company entered into an executive employment agreement (the “Executive Agreement”) with Ms. Rice.

The Executive Agreement has a three-year term beginning on August 14, 2024, with successive one-year renewals by mutual written agreement. Pursuant to the Executive Agreement, Ms. Rice will receive an annual base salary of $500,000, subject to annual review. Ms. Rice will also be eligible for annual discretionary cash bonuses with a target amount and applicable performance goals determined by the Company’s Board or Compensation Committee each year. Ms. Rice must remain employed through the last day of the calendar year in order to receive the annual bonus for such year.

In consideration of Ms. Rice’s entering into her Executive Agreement, and subject to Compensation Committee approval, Ms. Rice will receive a one-time award of restricted stock units (“RSUs”) with a value equal to $1,325,000, with the number of RSUs determined by dividing such dollar amount by the closing price of one share of Company stock on the date of the grant. The RSUs will vest in three equal annual installments on each of the first, second and third anniversaries of the date of grant subject to Ms. Rice’s continued employment.

Subject to the signing of a release and compliance with the terms of the Executive Agreement, in the event of a termination of Ms. Rice employment either without “cause” (as defined in the Executive Agreement) or for “good reason” (as defined in the Executive Agreement), Ms. Rice will be entitled to “severance pay” equal to one year of her base salary plus a pro-rated bonus equal to 40% of her base salary.

Under the terms of the Executive Agreement, Ms. Rice is subject to ongoing confidentiality and non-disparagement obligations, a 24-month non-competition covenant, a 24-month non-solicitation of employees of the Company covenant (including former employees or consultants within the six-month period prior to the solicitation), and a 24-month non-solicitation of customers of the Company covenant.

The foregoing description of the Executive Agreement does not purport to be complete and is qualified in its entirety by reference to the Executive Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.]

There are currently no arrangements or understandings between Ms. Rice and any other person pursuant to which Ms. Rice was selected as President and Chief Operating Officer. There are no family relationships between Ms. Rice and any director or other executive officer of the Company, or with any person nominated or chosen to become an officer or a director of the Company. The Company has had no transactions since the beginning of its last fiscal year, and has no transactions currently proposed, in which Ms. Rice, or any member of her immediate family, has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Executive employment agreement, dated August 14, 2024, between Proficient Auto Logistics, Inc. and Amy Rice

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” related to future events. Forward-looking statements contain words such as “expect,” “anticipate,” “could,” “should,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements are based on management’s current expectations, beliefs, assumptions, and estimates. Forward-looking statements contained herein concerning, among other things, the ultimate outcome and benefits of the Transaction and the anticipated closing date of the Transaction, involve risks and uncertainties, and are subject to change based on various important factors, including the timing of and any potential delay in consummating the Transaction; [the risk that a condition to closing of the Transaction may not be satisfied] and the Transaction may not close; the risk of the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the impact of changes in the economic environment and the Company’s successful integration of the target business.

Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports the Company files with the Securities and Exchange Commission, including those in the section entitled “Risk Factors” in the Company’s Registration Statement on Form S-1 (333-278629) (the “Registration Statement”), and elsewhere in the Registration Statement, and any updates thereto in the Company’s Quarterly Report on Form 10-Q and Current Reports on Form 8-K. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. The Company has no obligation to update or revise these forward-looking statements and does not undertake to do so.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2024.
Proficient Auto Logistics, Inc.

	By	/s/ Brad Wright
Brad Wright Chief Financial Officer and Secretary

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